SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                               CURRENT INFORMATION



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      August 13, 1997
                                                 -------------------------------

                       Algorhythm Technologies Corporation
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             (Exact name of registrant as specified in its charter)


         Nevada                     0-25276                88-0320364
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(State or other jurisdiction     (Commission           (I.R.S. Employer
      of incorporation)          File Number)         Identification No.)


4330 NW 207th Drive, Miami, FL                                      33055
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:        (305) 625-0332
                                                    ----------------------------

                          Nitros Franchise Corporation
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          (Former name or former address, if changed since last report)

5.   Other Events.

      On August 13, 1997, the Company signed a letter of intent to acquire A.D.S.. Advertising Corporation d/b/a The Smith Agency. The Smith Agency is engaged in the business of electronic advertising, has been in business since 1983 and is a fully integrated marketing and advertising firm. There is no assurance that the acquisition will be consummated.


      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALG0RHYTlIM TECHNOLOGIES CORPORATION
                                      ------------------------------------
                                                  REGISTRANT


Dated:  August 20,1997                /s/ David Bawarsky,
                                      ------------------------------------------
                                      DAVID BAWARSKY, President


















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